The Lincoln National Life Insurance Company

                     Lincoln Life Variable Annuity Account N

                         ChoicePlus Assurance (C Share)

                          Supplement dated May 10, 2005
                       to the Prospectus dated May 1, 2005


This Supplement outlines certain changes to your Lincoln ChoicePlus Assurance (C Share) Prospectus.

The mortality and expense risk (M&E) charges listed in your May 1, 2005 prospectus are incorrect. The total annual charge for each subaccount remains unchanged. The following chart outlines the correct M&E charges for the death benefits offered in your annuity product. This chart replaces the chart on the Expense table (page 5), in the Summary of common questions section (page 10), and in the Charges and other deductions section (page 18). Refer to your prospectus for all other information relating to the variable annuity.

                                               With Estate       Enhanced
                                               Enhancement       Guaranteed          Guarantee of      Account Value
                                               Benefit Rider     Minimum Death       Principal death   death benefit
                                               (EEB)             Benefit Rider       benefit
                                               ----------------- ------------------- ----------------- ---------------

o        Mortality and expense risk charge          2.00%              1.80%              1.55%            1.50%
o        Administrative charge                      0.15%              0.15%              0.15%            0.15%
                                                    -----              -----              -----            -----
o        Total annual charge for each
         subaccount                                 2.15%              1.95%              1.70%            1.65%


              Please attach this Supplement to your prospectus and
                        retain it for future reference.